DIREXION SHARES ETF TRUST
DIREXION DAILY NATURAL GAS RELATED BULL 3X SHARES (GASL)
DIREXION DAILY S&P OIL & GAS EXP. & PROD. BULL 3X SHARES (GUSH)
DIREXION DAILY ENERGY BULL 3X SHARES (ERX)

Supplement dated March 10, 2020 to the
Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”)
dated February 28, 2020, as last supplemented

The Board of Trustees of the Direxion Shares ETF Trust (“Trust”) has approved, based on the recommendation of Rafferty Asset Management, LLC, the investment adviser to the Direxion Daily Natural Gas Related Bull 3X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares, and the Direxion Daily Energy Bull 3X Shares (each, a “Fund” and collectively, the “Funds”), reverse splits of the issued and outstanding shares of the Funds.
After the close of the markets on March 23, 2020 (the “Record Date”), each Fund will affect reverse splits of its issued and outstanding shares as follows:
Fund Name	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
Direxion Daily Natural Gas Related Bull 3X Shares	1 for 100	99%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	1 for 40	98%
Direxion Daily Energy Bull 3X Shares	1 for 10	90%
As a result of these reverse splits, every one hundred, forty or ten shares of a Fund will be exchanged for one share as indicated in the table above. Accordingly, the total number of the issued and outstanding shares for a Fund will decrease by the approximate percentage indicated above. In addition, the per share net asset value (“NAV”) and next day’s opening market price will be approximately one hundred-, forty-, or ten-times higher for the Funds. Shares of the Funds will begin trading on the NYSE Arca, Inc. (the “NYSE Arca”) on a split-adjusted basis on March 24, 2020.
The next day’s opening market value of the Funds’ issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The table below illustrates the effect of a hypothetical one-for-one hundred, one-for-forty, or one-for-ten reverse split anticipated for the Funds, as applicable and described above:
1-for-100 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	1,000	$ 1	$1,000
Post-Split	10	$100	$1,000
1-for-40 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	1,000	$ 1	$1,000
Post-Split	25	$40	$1,000
1-for-10 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	1,000	$ 1	$1,000
Post-Split	100	$10	$1,000
The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Funds’ shares and maintains a record of each Fund’s record owners.
Redemption of Fractional Shares and Tax Consequences of the Reverse Split
As a result of the reverse splits, a shareholder of a Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the NYSE Arca. Thus, a Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Record Date. Such redemption may have tax implications for those shareholders and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse splits will not result in a taxable transaction for holders of Fund shares. No transaction fee will be imposed on shareholders for such redemption.
“Odd Lot” Unit
Also as a result of the reverse splits, a Fund may have outstanding one aggregation of less than 50,000 shares to make a creation unit, or an “odd lot unit.” Thus, a Fund will provide one authorized participant with a one-time opportunity to redeem the odd lot unit at the split-adjusted NAV or the NAV on such date the authorized participant seeks to redeem the odd lot unit.
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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus, and SAI.